Intangible Assets and Goodwill	12 Months Ended
Dec. 31, 2013
Goodwill And Intangible Assets Disclosure [Abstract]
Intangible Assets and Goodwill
7.	Intangible Assets and Goodwill

As at December 31, 2013 and 2012, intangible assets consisted of time-charter contracts with a weighted-average amortization period of 18.1 years and 15.9 years, respectively. The carrying amount of intangible assets for the Partnership’s reportable segments is as follows:

	December 31, 2013			December 31, 2012
	Liquefied Gas Segment $	Conventional Tanker Segment $	Total $	Liquefied Gas Segment $	Conventional Tanker Segment $	Total $
Gross carrying amount	179,813	6,797	186,610	179,813	12,623	192,436
Accumulated amortization	(83,311)	(6,454)	(89,765)	(74,456)	(7,996)	(82,452)

Net carrying amount	96,502	343	96,845	105,357	4,627	109,984

Amortization expense of intangible assets were $13.1 million, $11.0 million and $9.6 million for the years ended December 31, 2013, 2012 and 2011, respectively. Amortization of intangible assets in the next five years are approximately $9.2 million (2014), $8.9 million (2015), $8.9 million (2016), $8.9 million (2017) and $8.9 million (2018). In addition, as a result of the sale of the Tenerife Spirit (see Note 4), the Partnership’s intangible asset relating to this vessel was also disposed in 2013.

The carrying amount of goodwill as at each of December 31, 2013 and 2012 for the Partnership’s liquefied gas segment was $35.6 million. In 2013 and 2012, the Partnership conducted its annual goodwill impairment review of its liquefied gas segment and concluded that no impairment had occurred.